Intangible Assets, Net - Summary of Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2022	$ 100
2023	100
2024	100
2025	100
2026	100
Thereafter	367
Intangible assets, net	$ 867	$ 967